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CUSIP No. 685932105            SCHEDULE 14A                 Page 1 of 10
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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[  ] Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2).

[  ] Definitive proxy statement.

[X] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

                          OREGON TRAIL FINANCIAL CORP.

         --------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)


                        STILWELL VALUE PARTNERS II, L.P.
                            STILWELL ASSOCIATES, L.P.
                               STILWELL VALUE LLC
                                 JOSEPH STILWELL
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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

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                               The Stilwell Group
                             26 Broadway, 23rd Floor
                            New York, New York 10004
                              Phone: (212) 269-5800
                            Facsimile: (212) 269-2675
                             Email: Max OTFC@aol.com

Dear Fellow Oregon Trail Financial Corp. Shareholder:

NOTE: IMPORTANT INFORMATION ABOUT THE GROUP'S WHITE AND BLUE PROXY CARD APPEARS IN THE ENCLOSED INSERT. IF YOU PREVIOUSLY RETURNED A WHITE PROXY CARD AND WANT TO VOTE FOR THE GROUP'S NOMINEE, YOU MUST RETURN A WHITE AND BLUE PROXY CARD INSTEAD.

In our Company's  fiscal year 2000 annual report,  Chairman of the Board Stephen
R. Whittemore stated, "we continue to assess everything we do or do not do by a major test of measurement: Is it in the best interests of our shareholders?" For the entire 2001 fiscal year, the market price of the Company's shares remained below the Company's book value. In fact, the shares fell from above $18 per share in February 1998 to below $10 per share in January 2000 -- the price at which they were offered for sale in our Company's initial public offering in 1997. I ask: How did the Board respond to the bargain value stock price? Were MORE shares repurchased than were being issued under the Company's compensation plans? OOPS! THE COMPANY ACTUALLY ISSUED MORE SHARES FOR THE BENEFIT OF EMPLOYEES AND DIRECTORS THAN IT REPURCHASED DURING FISCAL YEAR 2001. This, in my estimation, was a major capital allocation blunder on our Board's part.

Two months after my Group filed a statement of the Group's desire that the Company maximize shareholder value, the Company announced its January 2001 "Strategic Direction and New Share Repurchase Plan". In management's own words, "OTFC remains committed to increase earnings per share through stock repurchases while shares trade at significant discounts to book value and purchases are anticipated to be accretive. To this end, the Company's Board of Directors approved a new share repurchase plan to purchase of (sic) up to ten percent of shares outstanding at its December meeting."

Since the January 2001 announcement, the Company's shares have continued to trade at a significant discount to book value, and repurchasing more shares than were being issued under the Company's compensation plans would have been accretive to book value. What did the Company do? OOPS! DURING THE LAST
REPORTING PERIOD, THE COMPANY ACTUALLY ISSUED MORE SHARES FOR THE BENEFIT OF EMPLOYEES AND DIRECTORS THAN IT REPURCHASED. In my opinion, when those entrusted to run our Company are unwilling -- or unable -- to fulfill their promises, it is time for new blood on the Board.

I think it is important for you to know that I believe that the Board's attempt to blame me for all of the Company's legal fees is unfounded. The Company could have avoided a significant portion of these fees had it not tried to keep me from communicating with you on an equal



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footing. They refused to comply with my request under state law for the complete shareholder list.

The Company continues to retaliate against me. On Friday, September 7, 2001, the Company threatened to sue Mr. Padrick, my nominee for election as a director, unless he dropped out of the election. On Wednesday, September 12, 2001, while my and my lead counsel's offices in New York were closed, the Company filed suit against my Group and Mr. Padrick in federal court in Oregon. (Additional information concerning the litigation between my Group and the Company is included in the enclosed insert.)

To be clear: I am not trying to "force" or "control" anything. ALL I WANT IS FOR ALL OF THE SHAREHOLDERS, NOT JUST THE BOARD AND ITS THIRD MANAGEMENT TEAM IN THREE YEARS, TO HAVE A VOICE IN THE IMPORTANT DECISIONS ABOUT OUR COMPANY. Your vote for the Stilwell Group's nominee, Kevin Padrick, is a vote to elect a new director to the Board who is "beholden" to ALL shareholders, and not a part of a group of directors who renominate each other for reelection as their terms expire and who "grandfathered" a director who moved out of the market area specified in the Company's original bylaws by amending the bylaws retroactively. I believe Mr. Padrick will do what's best for ALL shareholders by voting to:

     - sell the Company's employee vacation condo and stop the monthly fees to the directors for "overseeing" the condo;

     - strengthen the Board's oversight of management;

     - repurchase significant amounts of shares at prices below book value; and

     - commence the process of exploring a sale of the Company at a price greater than book value.

I urge you to sign and return the WHITE AND BLUE PROXY CARD promptly in the envelope provided. If you receive a proxy card from the Company, please throw it away. I look forward to meeting with you if you attend the annual meeting.

                                    Sincerely,

                                    Joseph Stilwell
                                    On behalf of the Stilwell Group:
                                    STILWELL VALUE PARTNERS II, L.P.
                                    STILWELL ASSOCIATES, L.P.
                                    STILWELL VALUE LLC

On August 16, 2001, the Stilwell Value Group (the "Group") filed with the Securities and Exchange Commission (the "Commission") a definitive proxy statement in connection with the election of its nominee to the board of directors of Oregon Trail Financial Corp. ("Oregon Trail") at Oregon Trail's 2001 annual meeting of stockholders. Copies of the definitive proxy statement were mailed to stockholders on or about August 16, 2001. Investors and security holders are
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urged  to  read  the  definitive  proxy  statement  and  additional   definitive
soliciting material because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by the Group with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement and these other documents may also be obtained for free by writing to Mr. Joseph Stilwell at 26 Broadway, 23rd Floor, New York, New York 10004, or by contacting D.F. King & Co. at (212) 269-5550.



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                      IMPORTANT INFORMATION CONCERNING THE
          GROUP'S WHITE AND BLUE PROXY CARD AND THE PARTIES LITIGATION

On August 16, 2001, the Stilwell Value Group (the "Group") filed with the Securities and Exchange Commission (the "Commission") a definitive proxy statement in connection with the election of its nominee to the board of directors of Oregon Trail Financial Corp. (the "Company") at its 2001 annual meeting of stockholders. Copies of the definitive proxy statement were mailed to stockholders on or about August 16, 2001. This information supplements the definitive proxy statement. Investors and security holders are urged to read the definitive proxy statement and additional definitive soliciting material because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by the Group with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement and these other documents may also be obtained for free by writing to Mr. Joseph Stilwell at 26 Broadway, 23rd Floor, New York, New York 10004, or by contacting D.F. King & Co. at (212) 269-5550.

THE WHITE AND BLUE PROXY CARD

The Company's Board currently consists of six members. Two seats on the Board are up for election at the Annual Meeting. As we previously advised you, the Group is seeking to elect Mr. Kevin D. Padrick to fill one of the open director seats, in opposition to one of the Company's nominees. We previously also advised you that we would vote for the election of one of the Company's two nominees, using the White Proxy Card previously sent to you. On August 29, 2001, we sent you a new WHITE AND BLUE PROXY CARD which authorizes a vote ONLY for the Group nominee and NOT for either Company nominee. When we mailed you the WHITE AND BLUE PROXY CARD, we informed you that we still would vote WHITE PROXY CARDS up to 24.9% of the outstanding shares of the Company for the election of our nominee and one of the Company nominees.

In accordance with Office of Thrift Supervision rules, we have now determined that the WHITE PROXY CARD will not be used at all. Therefore, if you previously returned a WHITE PROXY CARD and want to vote for the Group's nominee, you must return the WHITE AND BLUE PROXY CARD. If you return the WHITE AND BLUE PROXY CARD, your vote will only count for our nominee, Kevin D. Padrick. In that event, your vote will NOT count towards the election of any Company nominee and you will not be able to vote for either Company nominee. To vote for either or both of the Company's nominees, you must return the Company's GREEN PROXY CARD, which would preclude you from voting for the Group's nominee, unless you attend the meeting in person. If you have already returned a WHITE AND BLUE PROXY CARD and have not subsequently revoked it or sent a GREEN PROXY CARD to the Company, you do not need to do anything further to vote for the Group's nominee.

UPDATE ON THE PARTIES' LITIGATION

On September 12, 2001, the Multnomah County Circuit Court for the State of Oregon orally granted Charles Rouse's motion for summary judgment. The Group is disappointed by the decision and presently intends to file an appeal at the appropriate time.
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Also on September 12, 2001,  the Company  filed a lawsuit  against the Group and
Kevin Padrick in the United States District Court for the District of Oregon alleging that the Group and Mr. Padrick violated the federal securities laws by making materially misleading statements in our proxy materials. The suit seeks injunctive relief. The Group intends to defend the action and to file counterclaims against the Company for making allegedly false statements in its proxy materials.

The suit alleges that several statements in the Group's previous letters to you were materially misleading. For example, the suit alleges that the following statement is false and materially misleading:

      "We also learned through discovery that Director Charles H. Rouse, having found it `hard to make a viable business work in rural Oregon,' liquidated his business `Rouse Home Furnishing' in November 1995. (Mr. Rouse recently started a new career as a real estate salesman in Portland.)"

The Company alleges that the Group's statement "juxtaposes and inaccurately paraphrases selected excerpts from Mr. Rouse's testimony" and "suggests that Mr. Rouse is not a successful business operator" and that he "liquidated his business at a loss and moved to Portland for a more lucrative opportunity." For purposes of completeness, we quote below the testimony from which the quotation was taken:

      "Q. And then what happened in November of '95 with that business [Rouse Home Furnishing]?
      A.   It's when I closed it out.
      Q.   What does that mean, closed it out?
      A.   I just sold out, had a big QB sale.
      Q.   A what sale?
      A.   Quitting business sale.
      Q.   And why did you quit business in November of '95?
      A. I had toyed with the idea of selling it. I talked to a couple people and I seen it's hard to make a viable business work in rural Oregon. And I thought if anybody's going to lose my money it will be me. You have to sell them on contract. You've seen that many times. It was easier to take my money and run, so I did."

The Company also takes issue with the statement that "the Board members automatically re-elect THEMSELVES every year." The statement was not meant to suggest that shareholders have been disenfranchised -- obviously the Company has annual meetings where shareholders, not directors, vote on the election of the directors. However, the Board's nominating committee consists of the entire Board and does not include any independent members. The nominating committee has re-nominated directors as their terms expire each year since the Company became public.

The Company also objects to the statement that "the Company's Directors award themselves free shares and free options on shares every year." To clarify, the directors have not "paid" for the
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options  and  restricted  shares  granted to them in October  1998 other than by continuing to serve on the Board. Each director also receives at least $18,400 per year in cash fees as compensation for their services as directors. The options granted to directors (for 23,474 shares per person at an exercise price of $11.15 per share) vest in four equal annual installments beginning in October 1999 and the restricted shares (9,389 shares per person) vest in four equal annual installments also beginning in October 1999. I note that the only mention of these awards to directors in the Company's proxy statements since 1998 are general references in the beneficial stock ownership table each year and in Appendix A to the proxy statement for this year's annual meeting, not in the discussion under "Director's Compensation" as required by the SEC's proxy disclosure rules. Also, although the shareholders approved the compensation plans under which these awards were made at the annual meeting held in August 1998, they did not specifically approve the proposed grants to directors. The plans expressly reserve the power to grant awards thereunder to the Board and the Board has the authority to make additional awards to officers, employees, and non-employee directors in its sole discretion at any time.

                                      *****

Again, to vote for Kevin Padrick, the Group's nominee, you MUST return the WHITE AND BLUE PROXY CARD. If you have not already done so, we urge you to sign the enclosed card and send it back today in the enclosed postage-paid envelope.

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                                    P R O X Y

         THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO
             THE BOARD OF DIRECTORS OF OREGON TRAIL FINANCIAL CORP.

                          OREGON TRAIL FINANCIAL CORP.

                       2001 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Joseph Stilwell and Spencer L. Schneider, or either of them, as proxies with full power of substitution, to vote in the name of and as proxies for the undersigned at the 2001 Annual Meeting of Oregon Trail Financial Corp. (the "Company"), and at any adjournment(s) or postponement(s) thereof, according to the number of votes that the undersigned would be entitled to cast if personally present on the following matters:

1.  ELECTION  OF  DIRECTORS  - To elect  KEVIN D.  PADRICK as a director  of the
    Company

             -- FOR                 -- WITHHOLD

To withhold authority to vote for the election of Kevin D. Padrick, place an X next to Withhold or strike out Mr. Padrick's name above.



2. APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2002:

                  For     Against     Abstain
                     ----        ----        ----

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE GROUP NOMINEE AS DIRECTOR AND "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP THE INDEPENDENT ACOUNTANTS. This proxy revokes all prior proxies given by the undersigned.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith. The proxies may exercise discretionary authority only as to matters unknown to the Group a reasonable time before their proxy solicitation.

Please sign exactly as your name appears hereon or on your proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign
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in partnership name by authorized person.  This proxy card votes all shares held in all capacities.

                                            Dated:
                                                  -----------------------------

                                                  -----------------------------
                                                                (Signature)

                                                  -----------------------------
                                                  (Signature, if jointly held)

                                            Title:
                                                  -----------------------------


               PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.